UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  JUNE 8, 2005

                         COMMISSION FILE NO.: 000-49756

                          THE WORLD GOLF LEAGUE, INC.
                          ---------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                                       98-0201235
   ---------------------------                 -------------------------------
  (STATE OR OTHER JURISDICTION                (IRS EMPLOYER IDENTIFICATION NO.)
        OF INCORPORATION)


            2139 STATE ROAD 434, SUITE 101, LONGWOOD, FLORIDA 32779
            -------------------------------------------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)


                                 (407) 331-6272
                                 --------------
                            (ISSUER TELEPHONE NUMBER)


                                      N/A
                                      ---
                            (FORMER NAME AND ADDRESS)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective June 8, 2005, the client auditor relationship between The World Golf League, Inc. (the "Company") and Ham, Langston & Brezina, L.L.P., Certified
Public Accountants ceased as the former principal independent accountant resigned. The Company has not engaged a new principal independent accountant as of the filing of this report.

The former accountant's report on the financial statements of the Company for the fiscal years ended December 31, 2003 and December 31, 2004 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Company's ability to continue as a going concern.

In connection with the audit of the Company's fiscal years ended December 31, 2003 and December 31, 2004, and any later interim period, including the interim period up to and including the date the relationship with the former accountant ceased, there have been no disagreements as provided in Item 304(a)(iv)(A) of Regulation S-B with the former accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant would have caused the former accountant to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements. There have been no reportable events as provided in Item 304(a)(iv)(B) of Regulation S-B during the Company's fiscal years ended December 31, 2003 and December 31, 2004, and any later interim period, including the interim period up to and including the date the relationship with the former accountant ceased.

The Company has authorized the former accountant to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company requested that the former accountant review the disclosure and the former accountant was given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit No.     Description
-----------     -----------

16.1            Letter from Ham, Langston & Brezina, L.L.P. dated June 27, 2005


                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The World Golf League, Inc.

June 27, 2005


/s/Michael S. Pagnano
---------------------
Michael S. Pagnano
Chief Executive Officer


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